Exhibit 10.2

                         ASSIGNMENT OF LICENSE AGREEMENT

     This Assignment of License Agreement is entered into this 24th day of March, 2005, by and between Fresh Ideas Media, Inc. a Nevada corporation and Community Alliances, Inc., a Nevada corporation.

     WHEREAS, Fresh Ideas Media, Inc. a Nevada Corporation, did, on March 14, 2005, enter into a License Agreement with Venitech, LLC, a Colorado corporation, which License Agreement gave Fresh Ideas Media, Inc. certain license rights throughout the United States to a certain Business Concept involving "School Folders" and other products, including, but not limited to methods of selling, marketing, advertising, art and design concepts, forms, printing, agreements and other items relating to the Business Concept and referred to collectively as Intellectual Property, and such License Agreement also included the Registered Trademarks, "Community Alliance" and "Our Best Wishes" and

     WHEREAS, Fresh Ideas Media, Inc. desires to assign the License Agreement entered into by Fresh Ideas Media, Inc. and Venitech, LLC to Community Alliance, Inc. and Community Alliance, Inc. desires to accept the assignment, and in so doing, accept all responsibilities associated with the License Agreement, and does hereby accept all terms of the License Agreement, and all amendments thereto in the future, including any and all payments required to be paid under the License Agreement.

     THEREFORE, Fresh Ideas Media, Inc. does hereby assign the said License Agreement between Fresh Ideas Media, Inc. and Venitech, LLC to Community Alliances, Inc. and Community Alliance, Inc. does hereby accept the assignment of the License Agreement and all terms thereto.

     IT IS FURTHER AGREED that for the assignment of the License Agreement, Community Alliance, Inc. shall issue to Fresh Ideas Media, Inc. a total of 100 shares of the authorized but unissued shares of Common Stock of the Company.


Fresh Ideas, Media, Inc.


By: /s/ Phil E. Ray
    ------------------------------
    Phil E. Ray - President

Community Alliance, Inc.


By: /s/ Phil E. Ray
    ------------------------------
    Phil E. Ray - President